ADDENDUM TO

                       INVESTORS RESEARCH FUND PROSPECTUS
                             DATED JANUARY 30, 1998




                                  JUNE 15, 1998

1.  New Adviser Effective June 22, 1998.

On June 22, 1998, the Fund's relationship with its new adviser and portfolio manager, Fox Asset Management, Inc., of Little Silver, New Jersey, becomes effective and Fox assumes the management of the Fund's portfolio on that date. As of June 21, 1998, former adviser Lakeview Securities Corporation and former sub-adviser Merrimac Advisors Company will no longer be affiliated with the Fund.

Fox Asset Management, Inc. has been acting as an institutional investment manager for the last twelve years.

FOX ASSET MANAGEMENT, INC.

Fox Asset Management, Inc. ("Fox") is a New Jersey Corporation which was organized in December, 1985. It is an investment adviser registered as such with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Its shares are 100% employee owned. The address of Fox is 44 Sycamore Avenue, Little Silver, New Jersey 07739-1242. The telephone number is (732) 747-9143.

Mr. J. Peter Skirkanich (age 54) is the President of Fox, is a managing director of the company, and was the founder of the firm. He serves as the chairman of both the Investment Committee for Equity Investment and the Committee for Fixed Income Investments. Previously he was a managing director of Dreman Value Management, also a highly regarded investment counseling firm. His work there centered on portfolio management. He is a graduate of the Wharton School of Business at the University of Pennsylvania.

Other directors of Fox are John W. Liang, Paul A. Stach, and Russell S. Tompkins. All of them are employees of Fox and serve as Senior Portfolio Managers in the firm's investment management operations. Mr. Liang holds degrees in Economics and Business Management from Columbia University, Mr. Stach has a B.A. in Economics from Williams College and the M.B.A. from Stanford, and Mr. Tompkins has a B.A. in Economics from Utah State University and a Masters degree in International Economics from the National University of Mexico. (U.N.A.M.)

In the past, Fox has served primarily large institutional clients and large private clients. It currently has approximately $6 billion under management. Fox is interested in managing the investment functions of a mutual fund and has agreed to serve Investors Research Fund, Inc. in that capacity. Prior to June 22, 1998, Fox had not advised an equity mutual fund.

Fox has had an exemplary performance record since it began operations on January 1, 1986. In making comparisons with the Standard & Poor's 500 Index, it must be recognized that the S & P 500 has no brokerage charges and no operational costs subtracted from its performance results. With that recognition, the investment returns on Fox's equity accounts have equaled or exceeded the returns of the S & P 500 in ten of the last 12 years. A table of net returns of Fox's equity accounts (Fox returns presented below are net of management fees and all transaction costs in accordance with S.E.C. guidelines) versus the S & P 500 through 12/31/97 follows:


                     Total Return                                   Total Return
                      Fox Equity                                     S & P 500


 1 year                  31.3                                          33.4
 3 years                130.1                                         125.6
 5 years                175.7                                         151.7
10 years                456.2                                         423.7
Since 1/86              604.7                                         554.1


                     Annualized                                       Annualized
                       Returns                                          Returns
                     Fox Equity                                        S & P 500

 1 year                  31.3                                          33.4
 3 years                 32.0                                          31.2
 5 years                 22.5                                          20.3
10 years                 18.7                                          18.0
Since 1/86               17.7                                          17.3


According to information supplied by Fox, its equity portfolio has outperformed the S & P 500 in seven out of twelve years even with expenses deducted and performed within one percent of the S & P 500 without consideration of Fox expenses in three of the other five years. In only two out of the last twelve years has Fox's portfolio underperformed the S & P 500 index.


In compiling its performance records, Fox follows the standards established by the Association for Investment Management and Research. In accordance with AIMR standards, the equity composites have been dollar-weighted since 7/1/92. From 1/1/86 to 12/31/87, all accounts were included; from 1/1/88 to 7/1/92, all fully discretionary tax exempt accounts managed for one quarter with a value of at least $500,000 or more are included (the number of accounts excluded by that criterion is negligible); from 7/1/92 to date, all fully discretionary equity accounts are included.

Fox has informed the Fund that, except as noted in the preceding paragraph, the foregoing performance includes all of Fox's private accounts which were managed with investment objectives, policies and strategies substantially similar to those used in managing the Fund and that the relative sizes of the Fund and the private accounts were sufficiently comparable to ensure that the private account performance would be relevant to a potential investor in the Fund. Of course, that information relates to past performance of private accounts, does not represent historical performance of Investors Research Fund, and does not necessarily indicate that future performance of the Fund will be the same. Also, it is to be noted that private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code which, if they had been applicable, may have adversely affected the performance result of the private account composite.

In evaluating the foregoing statistics, it is to be recognized that past performance is not a guarantee that the Fund's future performance will be the same.

Fox's investment style is of the Value Philosophy. Fox defines "Value Philosophy" of equity investing as the disciplined evaluation of companies and the discipline of acquiring them only when their price is at a material discount to fair market value or intrinsic value. They state the following with respect to their particular application of value investing based upon cash flow:

"Fox Asset Management's `Value Philosophy' is distinguished by its initial focus on a company's cash flow, or earnings plus non-cash expenses. Both the amount of cash flow per share and the uses of a company's cash flow are critical. Cash flow from operations defines a company's ability to maintain and increase its current capacity and efficiency, to invest in its future (acquisitions or R &
D), to pay interest and principal on debt, and perhaps most importantly to increase dividends to investors. The companies included in the Fund's portfolios have a history of increasing cash flow at a solid growth rate. Their current cash flow is also high relative to current price (a low price to cash flow ratio). This discipline concurrently generates a portfolio of companies with materially lower P/E ratios and significantly higher yields from dividends than the market average."

FOX'S INVESTMENT APPROACH

Fox reports that it continuously monitors a universe of about 2,000 companies to identify 75 to 100 qualifying candidates for use in construction of its clients' portfolios. They invest only in those companies meeting the majority of Fox's criteria for undervaluation. Their stock selection criteria are listed as follows:

         1.  High cash flow per share.
         2.  Consistent cash flow growth.
         3.  Dividend yield materially above the market average.
         4.  Consistent dividend growth.
         5.  Sustainable dividend payout rate.
         6.  Low price relative to earnings (low P/E ratio).
         7.  High per share working capital.
         8.  Low debt to equity ratio.
         9.  Favorable price relative to asset value.

Fox personnel are continuously making trips to personally visit companies in which they have existing investments and companies which constitute potential investments. They do their utmost to verify information on a current basis regarding their stock selection criteria and to assess the future prospects of those companies.

The equity portfolios are concentrated in 35 to 45 issues representing 15 to 20 industries. Fox's experience in both rising and falling markets (including the 1987 market drop) has indicated that that diversity is sufficient diversification with properly selected investments. Generally, 80% to 90% of a portfolio is invested in large or medium sized companies. Fox considers a capitalization of $1 billion to $5 billion to be medium size and above $5 billion to be large capitalization. Portfolio purchases and sales are approved by the Fox investment committee and purchases and sales are made simultaneously from all accounts. That assures consistent investment performance and maintenance of a sound sell discipline. Fox attempts to maintain low turnover while carefully maintaining sound portfolios.

2. The Discussion in the Current Prospectus on Page 13 Under the Heading "Waiver of Sales Load for Certain Investors" is Supplemented as Follows:

     (a) Shares will be sold at net asset value and without sales commission to persons who are affiliated with clients of Fox Asset Management, Inc. and to persons sponsored to the Fund by Fox.

     (b) The above-described privilege will also be available to the immediate family members of persons meeting the above stated employee status requirements and to any trust, pension, profit sharing or other benefit plan for such persons.

3.   Minimum Investment Amount With Certain Exceptions:

Effective  with  the  publication  of this  Addendum  to the  January  30,  1998
Prospectus, the Fund will require a minimum investment of $500 unless an exception applies. At present, the Board of Directors has authorized two exceptions. (1) The $500 minimum will not apply to custodial accounts established for the benefit of minors, and (2) The $500 minimum will not apply to accounts established under a periodic investment accumulation plan as described on page 14 of the prospectus when the investor agrees to invest at least $500 under the plan. These requirements replace and supersede any statements in the prospectus indicating that no minimum investment amount is required.